UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2024 (May 2, 2024)

COMMUNITY HEALTHCARE TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b- 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2024, Community Healthcare Trust Incorporated (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, as described further in Item 5.07 below, the Company’s stockholders approved the Community Healthcare Trust Incorporated 2024 Incentive Plan (the “2024 Incentive Plan”), which had previously been approved by the Company’s Board of Directors (the “Board”) and Compensation Committee on March 4, 2024, subject to stockholder approval. On April 17, 2024, the Board approved Amendment No. 1 to the 2024 Incentive Plan (“Amendment No. 1”), which became effective upon stockholder approval of the 2024 Incentive Plan, to eliminate the ability for the Company to grant reload options.

A description of the 2024 Incentive Plan is contained under the caption “Approval of Community Healthcare Trust Incorporated 2024 Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 14, 2024, and a description of Amendment No. 1 is contained in the Company’s proxy supplement filed with the SEC on April 18, 2024, which descriptions are hereby incorporated by reference. The descriptions of the 2024 Incentive Plan and Amendment No. 1 are qualified in their entirety by reference to the full text of the 2024 Incentive Plan and Amendment No. 1, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively.

The compensation programs underlying the Company’s prior 2014 Incentive Plan were carried forward and amended to become programs underlying the 2024 Incentive Plan. Such programs (as amended) consist of the Fourth Amended and Restated Alignment of Interest Program, Fourth Amended and Restated Executive Officer Incentive Program, and Second Amended and Restated Non-Executive Officer Incentive Program, copies of which are filed hereto as Exhibits 10.3, 10.4, and 10.5, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on May 2, 2024, there were present in person or by proxy 25,984,466 shares of the Company’s common stock, representing approximately 93.83% of the total outstanding eligible shares. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting.

1.            The election of six directors to the Board, each to serve a one-year term expiring in 2025.

The following six directors were elected based on the following vote total:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cathrine Cotman	23,377,233	721,737	1,885,496
David Dupuy	23,823,734	275,236	1,885,496
Alan Gardner	23,340,308	758,662	1,885,496
Claire Gulmi	23,362,599	736,371	1,885,496
Robert Hensley	23,805,891	293,079	1,885,496
Lawrence Van Horn	22,959,358	1,139,612	1,885,496

2.            The approval of the 2024 Incentive Plan.

The stockholders approved the 2024 Incentive Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,259,477	7,787,822	51,671	1,885,496

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3.            The approval, on a non-binding advisory basis, of a resolution approving the Company’s compensation of its named executive officers.

The stockholders approved, on a non-binding advisory basis, the Company’s compensation of its executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,085,036	1,976,927	37,007	1,885,496

4.            The ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for 2024.

The stockholders ratified the appointment of BDO USA, P.C. based on the following vote totals:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,324,561	641,294	18,611	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Community Healthcare Trust Incorporated 2024 Incentive Plan
10.2	Community Healthcare Trust Incorporated 2024 Incentive Plan Amendment No. 1
10.3	Community Healthcare Trust Incorporated Fourth Amended and Restated Alignment of Interest Program
10.4	Community Healthcare Trust Incorporated Fourth Amended and Restated Executive Officer Incentive Program
10.5	Community Healthcare Trust Incorporated Second Amended and Restated Non-Executive Officer Incentive Program
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ William G. Monroe IV
William G. Monroe IV
Executive Vice President and Chief Financial Officer
Date: May 2, 2024

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